                                                                    EXHIBIT 99.2

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-00417 of The Gap, Inc. on Form S-8 of our report dated May 18, 2001, appearing in this Annual Report on Form 11-K of GapShare for the year ended December 31, 2000.



/s/ Deloitte & Touche LLP

San Francisco, California

June 11, 2001

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